UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 12, 2012

CirTran Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-49654	68-0121636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4125 South 6000 West
West Valley City, Utah		84128
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 963-5112

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On September 12, 2012, Hansen, Barnett & Maxwell, P.C. (“HBM”), Salt Lake City, Utah, resigned as CirTran Corporation’s independent registered public accounting firm.

The report of HBM on the Corporation’s financial statements consisting of consolidated balance sheets as of December 31, 2010 and 2011, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the years ended December 31, 2010 and 2011, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, except that such report on the Corporation’s financial statements for the years ended December 31, 2010 and 2011, contained an explanatory statement noting that there was substantial doubt as to the Corporation’s ability to continue as a going concern.

In connection with the Corporation’s two most recent fiscal year audits and any subsequent interim period preceding the resignation of HBM, there were: (a) no disagreements with HBM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and (b) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Corporation has provided HBM with a copy of the above disclosures and requested that it furnish the Corporation with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of HBM’s letter, received by the Corporation on September 17, 2012, is filed as Exhibit 16.01 to this current report on Form 8-K.

On September 14, 2012, the Corporation’s board of directors approved the engagement of Sadler Gibb & Associates, LLC (“Sadler Gibb”), as the Corporation’s independent registered public accounting firm.

No consultations occurred between the Corporation and Sadler Gibb during the two most recent fiscal years and any subsequent interim period prior to Sadler Gibb’s appointment regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Corporation’s financial statements, or other information provided that was considered by the Corporation in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement (as defined in Item 304(a)(2)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location

Item 16	Letter on Change in Certifying Accountant
16.01	Letter from Hansen, Barnett & Maxwell, P.C., to Securities and Exchange Commission regarding change in certifying accountant dated September 17, 2012	This filing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CirTran Corporation

Dated: September 18, 2012	By:	/s/ Iehab J. Hawatmeh
Iehab J. Hawatmeh, President

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